Scudder
Small Company
Value Fund

Annual Report
August 31, 1997

A pure no-load(TM) (no sales charges) mutual fund which offers opportunities for long-term growth of capital by seeking undervalued stocks of small U.S. companies.


o For the twelve-month period ended August 31, 1997, Scudder Small Company Value Fund provided a total return of 44.67%, exceeding by a wide margin the 37.30% total return of small company value stocks and the 28.96% return of small company stocks overall, as measured by the unmanaged Russell 2000 Value and the Russell 2000 indices, respectively.


o After trailing large-cap stocks for most of the year, the Fund also surpassed the performance of large-cap stocks, as represented by the 40.66% return of the S&P 500.


o As of August 31, 1997, the Fund was invested in 201 small U.S. companies with a median stock market capitalization of $437 million and a price-to-earnings ratio of roughly one-half that of small company stocks, reflecting the Fund's disciplined, value-oriented approach.

                                Table of Contents

3      Letter from the Fund's President
4      Performance Update
5      Portfolio Summary
6      Portfolio Management Discussion
9      Glossary of Investment Terms
10     Investment Portfolio
19     Financial Statements
22     Financial Highlights
23     Notes to Financial Statements
26     Report of Independent Accountants
27     Tax Information
28     Officers and Trustees
29     Investment Products and Services
30     Scudder Solutions


                       2 -SCUDDER SMALL COMPANY VALUE FUND

Dear Shareholders,

     We are pleased to present the annual report for Scudder Small Company Value Fund for the twelve-month period ended August 31, 1997.

     Your Fund benefited from its disciplined, value-oriented approach to investing in small company stocks, as it outperformed both small-cap and small-cap value indices during the fiscal period. This satisfying performance placed the Fund among the top 6% (24th) of 421 small company funds according to Lipper Analytical Services, Inc. for the period. A complete discussion of your Fund's activities begins on page 1.

     On the heels of several back-to-back years of strong performance by the U.S. stock market, yet another year of outstanding performance is almost hard to believe. Returns over this period exceed by a wide margin the approximately 10% long run average for U.S. stocks. Considering the recent strength of the market, we believe it is especially important for investors to have realistic expectations for stocks. While we expect the environment that has contributed to the stock market's good performance to continue, double-digit returns may not be repeated in 1998. Part of a sound approach to building a portfolio is adequate diversification with exposure to small-cap, foreign, emerging market, and fixed income securities in addition to large-cap U.S. stocks. Our Investor Relations representatives can assist you with assessing your needs and determining the next steps to achieving your long-term goals.
Please feel free to give them a call toll-free at 1-800-225-2470.

     For those of you who are interested in new Scudder products, we recently introduced Scudder International Growth and Income Fund, which pursues a yield-oriented approach to investing in international equities. The Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but wish to take a more conservative approach may appreciate the Fund's emphasis on dividend paying stocks of established companies listed on foreign exchanges. For further information on this new fund, please turn to page 31.

     Thank you for your continued investment in Scudder Small Company Value Fund. If you have any questions about your Fund, please call Scudder Investor Relations at 1-800-225-2470 or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Small Company Value Fund

                       3 -SCUDDER SMALL COMPANY VALUE FUND

                    Performance Update as of August 31, 1997

----------------------------------------
Fund Index Comparisons
----------------------------------------
                     Total Return
----------------------------------------
Period     Growth
Ended        of                Average
8/31/97   $10,000  Cumulative  Annual
----------------------------------------
Scudder Small Company Fund
Ticker Symbol:  SCSUX
----------------------------------------
1 Year    $14,467    44.67%     44.67%
Life of
Fund**    $16,425    64.25%     29.87%
----------------------------------------
Russell 2000 Value Index
----------------------------------------
1 Year    $13,730    37.30%     37.30%
Life of
Fund**    $15,431    54.31%     25.59%
----------------------------------------
Russell 2000 Index
----------------------------------------
1 Year    $12,896    28.96%     28.96%
Life of
Fund**    $14,467    44.67%     21.40%
----------------------------------------
S&P 500 Index
----------------------------------------
1 Year    $14,066    40.66%     40.66%
Life of
Fund**    $16,064    60.64%     28.26%


----------------------------------------
Growth of a $10,000 Investment
----------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


Scudder Micro Cap Fund
Year            Amount
----------------------
10/95*         $10,000
11/95          $10,409
2/96           $10,844
5/96           $11,930
8/96           $11,605
11/96          $12,837
2/97           $13,522
5/97           $14,637
8/97           $16,789

Russell 2000 Value Index
Year            Amount
----------------------
10/95*         $10,000
11/95          $10,397
2/96           $10,959
5/96           $11,786
8/96           $11,506
11/96          $12,600
2/97           $13,325
5/97           $14,206
8/97           $15,799

Russell 2000 Index
Year            Amount
----------------------
10/95*         $10,000
11/95          $10,420
2/96           $11,017
5/96           $12,309
8/96           $11,399
11/96          $12,143
2/97           $12,403
5/97           $13,168
8/97           $14,701

S&P 500 Index
Year            Amount
----------------------
10/95*         $10,000
11/95          $10,439
2/96           $11,105
5/96           $11,669
8/96           $11,432
11/96          $13,347
2/97           $14,009
5/97           $15,102
8/97           $16,081

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq Stock Market. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

* The Fund commenced operations on October 6, 1995. The graphed Index comparison begins October 31, 1995.

----------------------------------------
Returns and Per Share Information
----------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                         Yearly periods ended August 31

                               1996**       1997
--------------------------------------------------------------------------------
Net Asset Value               $13.57       $19.58
--------------------------------------------------------------------------------
Income Dividends              $  .05       $  .03
--------------------------------------------------------------------------------
Capital Gains Distributions   $   --       $  .01
--------------------------------------------------------------------------------
Fund Total Return (%)          13.54        44.67
--------------------------------------------------------------------------------
Index Total Return (%)         12.38        37.30
--------------------------------------------------------------------------------
Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

* The Fund commenced operations on October 6, 1995.

                      4 - SCUDDER SMALL COMPANY VALUE FUND

                    Portfolio Summary as of August 31, 1997

----------------------------------------
Asset Allocation
----------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the below table.

Equity Securities                    96%
Cash Equivalents                      4%
----------------------------------------
                                    100%
----------------------------------------

The Fund seeks to be fully invested in
stocks of small U.S. companies.


----------------------------------------
Sectors/Largest Holdings
(Excludes 4% Cash Equivs.)
----------------------------------------
 1. Manufacturing (18%)
    L.S. Starrett Corp.
    Manufacturing tools

 2. Financial (17%)
    Harleysville Group, Inc.
    Regional insurance holding company

 3. Consumer Discretionary (10%)
    Toro Co.
    Manufacturer of lawn and snow
    removal equipment

 4. Construction (9%)
    U.S. Home Corp
    Single home builder and financier

 5. Technology (7%)
    CTS Corp.
    Manufacturer of electronic and
    electromechanical components

 6. Utilities (7%)
    Energen Corp.
    Natural gas distributor

 7. Service Industries (6%)
    Mine Safety Appliance Co.
    Manufacturer of safety and health
    protection equipment and instruments

 8. Durables (6%)
    NACCO Industries, Inc. "A"
    Manufacturer of forklift trucks

 9. Metals & Minerals (5%)
    Brush Wellman Inc.
    Manufacturer of engineered metal
    products

10. Consumer Staples (5%)
    Nash-Finch Co.
    Owner and operator of supermarkets
    and warehouse stores



----------------------------------------------------------------------
Stock Characteristics
----------------------------------------------------------------------
                                                               Fund as
                                                                % of
                                                Russell  S&P   Russell
                                        Fund     2000*   500**  2000
----------------------------------------------------------------------
Small Companies ($ millions)
Market Capitalization: Median            437      461    6,260    95%
Market Capitalization: Wgt. Avg.         467      741   49,685    63%
Revenues                                 767      590   25,301   130%

Value Orientation
P/E: Trailing Twelve Months             15.1     31.5     22.6    48%
Price/Sales                              0.6      1.2      1.5    51%
Price/Book Value                         1.8      2.8      3.7    66%
Yield (Avg. Stock)                       1.3%     1.1%     1.7%  111%


* The Russell 2000 Index is an unmanaged capitalization weighted measure of approximately 2000 small U.S. stocks.

** The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Nasdaq Stock Market.


     Reflecting the Fund's value orientation, the portfolio's average price-earnings ratio is less than half that of the overall small-cap market.


For more complete details about the Fund's Investment Portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                      5 - SCUDDER SMALL COMPANY VALUE FUND

                        Portfolio Management Discussion

In the following interview, James M. Eysenbach and Philip S. Fortuna, portfolio managers of Scudder Small Company Value Fund, discuss the Fund's strategy and market environment during the fiscal period.

Q:  How did the Fund perform?

A: For the trailing twelve-month period ended August 31, 1997, the Fund provided a total return of 44.67%, exceeding the 37.30% return of the unmanaged Russell 2000 Value Index of small company value stocks and the 28.96% return of the Russell 2000 Index of small company stocks overall. Among its peers, the Fund ranked in the top 6% (24th) of 421 small-cap funds according to Lipper Analytical Services, Inc. for the same period. The Fund's net asset value per share increased from $13.57 to $19.58, and it paid an income distribution of $0.03 per share and a capital gain distribution of $0.01 per share.

Q:  How do you judge this performance?

A: The Fund's disciplined method of stock selection, which focuses on companies with attractive valuations, has been particularly rewarding during a period when the small-cap market struggled to keep pace with the strong returns of large-cap stocks. Towards the end of the period, we began to see a change as large-cap stock performance slipped. As a result, the Fund outperformed the larger-cap S&P 500 Index in addition to small-cap benchmarks over the trailing twelve-month period and from the Fund's inception on October 6, 1995. Of course, these are still relatively short time periods. A minimum three-to five-year investment horizon can provide a more realistic perspective in evaluating the performance of a stock fund.

Q:  What is your investment strategy?

A: We seek to exploit inefficiencies in the small-cap segment of the U.S. stock market and add value through quantitative equity analysis, portfolio construction and efficient trading. We do not attempt to add value through market timing, either by moving between stocks and cash or among various segments of the equity markets. Instead, we attempt to keep the Fund essentially fully-invested in small U.S. stocks. This approach is consistently applied and does not change significantly from one reporting period to the next.

Q:  How is your investment strategy different from other funds?

A: Instead of attempting to gauge the growth prospects of a company's new products or the quality of management and their projections for the future, we seek to invest in attractively valued small company stocks. We conduct a quantitative evaluation of more than one thousand small companies, analyzing valuations, sales and earnings trends, returns to shareholders, and risk characteristics to identify promising candidates for the Fund.

Q:  What characterizes the Fund's value orientation?

A: We look at valuation from several perspectives. One measure is the portfolio's price-earnings (P/E) multiple. The P/E is a widely used stock valuation gauge that indicates what investors are paying for a company's earnings on a per-share basis. A low "earnings multiple" can indicate an undervalued security for a given level of earnings. The Fund's current average P/E is 15.1, or roughly one-half that of the Russell 2000 Index of small company stocks. This below-average P/E is indicative of the Fund's value approach, and

                       6 -SCUDDER SMALL COMPANY VALUE FUND
has the potential to provide a degree of downside protection if stocks decline.

Q:  Is the Fund less volatile than the market?

A: As a result of our value-oriented investment strategy, the Fund has been less volatile than the overall stock market, whether measured against the Russell 2000 small-cap stock universe or the S&P 500 Index of larger company stocks. The Fund's overall volatility, as measured by the standard deviation of monthly returns from inception, has been about 20% lower than the Russell 2000 and about 10% less volatile than the S&P 500. While lower volatility is typical of small-cap value stocks relative to small-cap stocks overall, this period has been unusual in that this segment has also exhibited lower volatility than large-cap stocks.

Q:  How do you select investments?

A: Our process is highly systematic, and starts with collecting extensive financial information on individual companies. Using a proprietary investment model, we analyze this data in a consistent, objective way across a large universe of small companies. Each stock is assigned a ranking based on its relative attractiveness. In addition, as new information streams in, such as recent earnings reports, it is incorporated into the evaluation so that we can instantly see how the fresh data affects the relative attractiveness of each stock. Careful consideration is then given to the risk characteristics of these stocks within the context of a diversified portfolio. We employ the assistance of a computer model to assess the millions of possibilities and identify the portfolio with the highest potential return for a given level of risk. Finally, we work with our traders to determine the most efficient means of executing our purchase and sale decisions.

Q:  Are there other considerations that go into the investment process?

A: Yes. We consider the tax implications of portfolio management decisions and keep turnover at a relatively modest level -- 44% over the trailing twelve-months. This strategy has resulted in lower realized gains and therefore, lower taxable capital gains distributions to shareholders, while still providing attractive total returns.

Q: The small-cap market is perceived as high risk. What do you do to manage risk?

A: The risks of holding individual small-cap stocks can be high. Small companies generally have higher business risks than more established companies, such as untested management, less diversified product lines, and limited financial resources. This makes small companies more vulnerable to adverse business developments than larger companies. Also, because some small-cap stocks are traded less frequently, the price of these issues can drop quickly if investors rush to sell. Conversely, the price can be dramatically bid up if an investor tries to initiate a large position in a stock. We attempt to control these risks throughout the selection process by holding a relatively large number of securities in the portfolio. That way, if a few individual securities experience problems, the effect is minimized. The Fund is also structured to promote a stable base of assets. To discourage short-term trading, the Fund imposes a 1%

                       7 -SCUDDER SMALL COMPANY VALUE FUND
redemption fee on shares held less than one year.

Q:  What is your outlook for small-cap value stocks and the Fund?

A: As believers in our own investment strategy, we think small-cap value stocks have an important place in nearly every long-term investor's portfolio. However, small-cap value stocks will have periods of underperformance and will not always provide the exceptional tailwind that this segment has recently enjoyed. We believe that small-cap value stocks offer many long-term benefits, including the potential to improve an investor's portfolio diversification. With sales and earnings growth having become harder to sustain at some large companies, we believe small-caps should continue to provide a good place for long-term investors seeking exposure to a dynamic sector of the stock market.


                Scudder Small Company Value Fund: A Team Approach
                                  to Investing

  Scudder Small Company Value Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of quantitative analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  James M. Eysenbach joined Scudder in 1991 as a senior quantitative analyst, served as director of quantitative services from 1993 to 1997 and is currently managing portfolios full-time. Mr. Eysenbach has more than 10 years investment management experience, specializing in quantitative research, analysis and portfolio management. Philip S. Fortuna joined Scudder in 1986 as a manager of institutional equity accounts, and has served as director of quantitative services and director of investment operations. He has also been involved in global planning and new product development in addition to his portfolio management responsibilities. Mr. Fortuna is currently director of Scudder's quantitative group.


                       8 -SCUDDER SMALL COMPANY VALUE FUND

                          Glossary of Investment Terms

 FUNDAMENTAL RESEARCH                  Analysis of companies based on
                                       the projected impact of management,
                                       products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 GROWTH STOCK                          Stock of a company that has
                                       displayed above average earnings growth
                                       and is expected to continue to increase
                                       profits rapidly going forward.

 LIQUIDITY                             A stock that is liquid has enough shares
                                       outstanding and a substantial enough
                                       market capitalization to allow large
                                       purchases and sales to occur without
                                       causing a significant change in its
                                       market price.

 MARKET CAPITALIZATION                 The value of a company's
                                       outstanding shares of common stock,
                                       determined by the number of shares
                                       outstanding multiplied by the share price
                                       (Shares x Price = Market Capitalization).
                                       The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations. In general,
                                       "large-cap" stocks tend to be more liquid than "small-cap" stocks.

 OVER/UNDER  WEIGHTING                 Refers to the allocation of
                                       assets -- usually by sector, industry, or country -- within a portfolio relative to a benchmark index, (i.e. the Russell
                                       2000) or an investment universe.

 PRICE-EARNINGS RATIO (P/E)            A widely used gauge of a stock's
 (also "earnings multiple")            valuation that indicates what investors
                                       are  paying for a company's earnings on
                                       a per share basis. A higher "earnings
                                       multiple" indicates a higher expected
                                       growth rate and the potential for greater price fluctuations.

 STANDARD DEVIATION                    A statistical measure of the
                                       degree to which an individual value tends to vary from the mean of the distribution. Frequently used in portfolio management to determine the range of possible future performances based on the past performance of a security.

 VALUE STOCK                           A stock that does not fully reflect
                                       the company's intrinsic value, as
                                       indicated by price-earnings ratio,
                                       price-book value ratio, dividend yield,
                                       or some other valuation measure, relative to its industry or the market overall.
                                       Value stocks tend to display less price
                                       volatility and may carry higher dividend yields.

(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)


                       9 -SCUDDER SMALL COMPANY VALUE FUND

                   Investment Portfolio as of August 31, 1997

                                                                                              Principal              Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 4.2%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 8/29/97 at
  5.45%, to be repurchased at $5,261,184 on 9/2/97, collateralized by a                                            -----------
  $3,755,000 U.S. Treasury Note, 12%,  8/15/13 (Cost $5,258,000) ........................      5,258,000             5,258,000
                                                                                                                   -----------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 95.8%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 9.8%
Apparel & Shoes 0.6%
Oxford Industries, Inc. .................................................................         21,500               721,594
                                                                                                                   -----------
Department & Chain Stores 3.4%
AnnTaylor Stores Corp.* .................................................................          6,100               104,463
Carson Pirie Scott & Co.* ...............................................................         27,400               972,700
Casey's General Stores, Inc.* ...........................................................         37,900               862,225
Dress Barn Inc.* ........................................................................         20,300               416,150
Shopko Stores, Inc.* ....................................................................         35,900               987,250
Syms Corp.* .............................................................................         65,000               824,688
                                                                                                                   -----------
                                                                                                                     4,167,476
                                                                                                                   -----------
Home Furnishings 3.5%
Ethan Allen Interiors Inc. ..............................................................          3,300               242,550
Furniture Brands International Inc.* ....................................................         22,700               400,088
Interface, Inc. .........................................................................         26,000               728,000
Mikasa, Inc.* ...........................................................................         40,900               485,688
Oneida Ltd. .............................................................................         26,500               839,719
Thomas Industries, Inc. .................................................................         21,900               648,788
Toro Co. ................................................................................         28,000             1,039,500
                                                                                                                   -----------
                                                                                                                     4,384,333
                                                                                                                   -----------
Hotels & Casinos 0.5%
Prime Hospitality Corp.* ................................................................         30,100               571,900
                                                                                                                   -----------
Recreational Products 0.2%
Outboard Marine Corp. ...................................................................         14,800               264,550
                                                                                                                   -----------
Restaurants 0.8%
Ryan's Family Steak Houses, Inc.* .......................................................        101,200               936,100
                                                                                                                   -----------
Specialty Retail 0.8%
Fabri-Centers of America "A"* ...........................................................         24,400               594,750
Inacom Corp. ............................................................................         12,600               434,700
                                                                                                                   -----------
                                                                                                                     1,029,450
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                     10 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Consumer Staples 5.2%
Food & Beverage 3.8%
Earthgrains Co. .........................................................................         15,000               615,000
International Multifoods Corp. ..........................................................         10,600               284,875
Michael Foods, Inc. .....................................................................         31,000               670,375
Morningstar Group, Inc.* ................................................................         23,000               687,125
Nash-Finch Co. ..........................................................................         48,200             1,030,275
Pilgrim's Pride Corp. ...................................................................         59,900               703,825
Rykoff-Sexton, Inc. .....................................................................         29,800               752,450
                                                                                                                   -----------
                                                                                                                     4,743,925
                                                                                                                   -----------
Package Goods/Cosmetics 0.5%
American Safety Razor Co.* ..............................................................         32,000               596,000
                                                                                                                   -----------
Textiles 0.9%
Guilford Mills, Inc. ....................................................................         50,500             1,098,375
                                                                                                                   -----------
Health 1.2%
Hospital Management 0.4%
Mariner Health Group, Inc.* .............................................................         36,000               522,000
                                                                                                                   -----------
Medical Supply & Specialty 0.8%
Bindley Western Industries, Inc. ........................................................         30,200               760,663
West Co., Inc. ..........................................................................          6,100               189,863
                                                                                                                   -----------
                                                                                                                       950,526
                                                                                                                   -----------
Financial 16.3%
Banks 7.4%
Banknorth Group, Inc. ...................................................................         20,800             1,040,000
Bok Financial Corp. .....................................................................         10,400               384,800
Chittenden Corp. ........................................................................         14,050               481,213
Citizens Banking Corp. ..................................................................         17,800               703,100
Commerce Bancorp, Inc. ..................................................................         10,249               379,204
Community First Bankshares, Inc. ........................................................         13,700               558,275
First Citizens BancShares, Inc. "A" .....................................................          1,200               107,400
FirstBank Puerto Rico ...................................................................         15,900               448,181
Heritage Financial Services, Inc. .......................................................         27,600               531,300
MAF Bancorp, Inc. .......................................................................         14,100               433,575
National Bancorp of Alaska, Inc. ........................................................          5,100               448,800
People's Heritage Financial Group, Inc. .................................................          2,659                99,048
Riggs National Corp. ....................................................................         39,900               837,900

    The accompanying notes are an integral part of the financial statements.


                     11 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Silicon Valley Bancshares* ..............................................................          7,300               392,375
Susquehanna Bancshares, Inc. ............................................................         18,000               495,000
TR Financial Corp. ......................................................................         16,000               442,000
UST Corporation .........................................................................         23,100               496,650
Usbancorp, Inc. .........................................................................         10,200               626,025
Webster Financial Corp. .................................................................          6,300               333,113
                                                                                                                   -----------
                                                                                                                     9,237,959
                                                                                                                   -----------
Insurance 7.4%
Acceptance Insurance Cos., Inc.* ........................................................         24,600               547,350
Allied Group, Inc.* .....................................................................         11,750               519,938
American Annuity Group, Inc. ............................................................         25,600               531,200
American Heritage Life Investment Corp. .................................................         25,000               882,813
Baldwin & Lyons, Inc. "B" ...............................................................         13,400               259,625
Capitol Transamerica Corp. ..............................................................          7,700               200,200
Delphi Financial Group, Inc. "A" ........................................................          5,586               244,719
Guarantee Life Companies, Inc. ..........................................................         16,800               449,400
Guaranty National Corp. .................................................................         32,100               904,819
Harleysville Group, Inc. ................................................................         25,700             1,089,038
Life Re Corp. ...........................................................................         10,200               523,388
Life USA Holdings Inc.* .................................................................         44,300               670,038
Medical Assurance, Inc. .................................................................          5,155               257,740
Nymagic, Inc. ...........................................................................         30,100               726,163
Presidential Life Corp. .................................................................         45,700               874,013
Trenwick Group, Inc. ....................................................................         12,500               454,688
                                                                                                                   -----------
                                                                                                                     9,135,132
                                                                                                                   -----------
Business Finance 0.7%
Imperial Bancorp ........................................................................         27,000               882,563
                                                                                                                   -----------
Consumer Finance 0.5%
North American Mortgage Co. .............................................................         23,900               618,413
                                                                                                                   -----------
Other Financial Companies 0.3%
Cash America International, Inc. ........................................................         38,939               418,594
                                                                                                                   -----------
Service Industries 6.0%
Environmental Services 1.2%
Mine Safety Appliance Co. ...............................................................         15,400               970,200
OHM Corp.* ..............................................................................         66,600               553,613
                                                                                                                   -----------
                                                                                                                     1,523,813
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                     12 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Investment 1.3%
Interra Financial, Inc. .................................................................         16,000               696,000
Jefferies Group, Inc. ...................................................................          8,800               598,400
Phoenix Duff & Phelps Corp. .............................................................         44,600               340,075
                                                                                                                   -----------
                                                                                                                     1,634,475
                                                                                                                   -----------
Miscellaneous Commercial Services 2.5%
Berlitz International, Inc. .............................................................         34,600               908,250
CORT Business Services Corp.* ...........................................................         10,900               417,606
Getty Realty Corp.* .....................................................................         19,700               344,750
McGrath Rentcorp ........................................................................         38,000               874,000
Volt Information Sciences, Inc.* ........................................................          9,900               552,544
                                                                                                                   -----------
                                                                                                                     3,097,150
                                                                                                                   -----------
Printing/Publishing 1.0%
Bowne & Co., Inc. .......................................................................         20,700               599,006
Merrill Corp. ...........................................................................         16,800               680,400
                                                                                                                   -----------
                                                                                                                     1,279,406
                                                                                                                   -----------
Durables 5.7%
Aerospace 0.5%
Tracor, Inc. ............................................................................         21,200               638,650
                                                                                                                   -----------
Automobiles 3.3%
A.O. Smith Corp. ........................................................................         10,000               352,500
Arvin Industries, Inc. ..................................................................         10,300               358,569
Excel Industries Inc. ...................................................................         30,400               775,200
Simpson Industries, Inc. ................................................................         88,000               979,000
Titan International, Inc. ...............................................................         34,900               636,925
Walbro Inc. .............................................................................         20,100               432,150
Wynn's International, Inc. ..............................................................         20,050               578,944
                                                                                                                   -----------
                                                                                                                     4,113,288
                                                                                                                   -----------
Construction/Agricultural Equipment 1.7%
Allied Products Corp. ...................................................................         10,300               363,719
Global Industrial Technologies, Inc.* ...................................................         32,200               609,788
NACCO Industries, Inc. "A" ..............................................................         12,600             1,086,750
                                                                                                                   -----------
                                                                                                                     2,060,257
                                                                                                                   -----------
Leasing Companies 0.2%
AMERCO ..................................................................................          7,300               196,188
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                     13 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Manufacturing 17.0%
Chemicals 2.0%
Cambrex Corp. ...........................................................................         10,950               533,128
NCH Corp. ...............................................................................         16,400             1,115,200
Stepan Co. ..............................................................................         36,600               862,388
                                                                                                                   -----------
                                                                                                                     2,510,716
                                                                                                                   -----------
Containers & Paper 0.6%
Mosinee Paper Corp. .....................................................................         20,699               615,795
Shorewood Packaging Corp.* ..............................................................          8,300               179,488
                                                                                                                   -----------
                                                                                                                       795,283
                                                                                                                   -----------
Diversified Manufacturing 4.1%
ACX Technologins, Inc.* .................................................................         17,900               468,756
Cascade Corp. ...........................................................................         36,100               652,056
Griffon Corp.* ..........................................................................         54,200               758,800
Insilco Corp.* ..........................................................................         15,100               577,575
Robbins & Myers, Inc. ...................................................................         18,500               603,563
Scotsman Industries, Inc. ...............................................................         30,300               835,144
Tredegar Industries, Inc. ...............................................................         11,800               811,988
Valmont Industries ......................................................................         17,000               357,000
                                                                                                                   -----------
                                                                                                                     5,064,882
                                                                                                                   -----------
Electrical Products 0.5%
AFC Cable Systems, Inc.* ................................................................         18,700               560,973
                                                                                                                   -----------
Hand Tools 1.0%
L.S. Starrett Corp. "A" .................................................................         35,400             1,239,000
                                                                                                                   -----------
Industrial Specialty 3.3%
Apogee Enterprises, Inc. ................................................................         14,500               317,188
Applied Power, Inc. "A" .................................................................          5,600               355,600
Barnes Group, Inc. ......................................................................         26,600               733,163
Commercial Intertech Corp. ..............................................................         23,600               395,300
Electro Scientific Industries, Inc.* ....................................................         13,300               645,050
FSI International, Inc.* ................................................................         27,500               508,750
Kulicke & Soffa Industries, Inc.* .......................................................         11,700               537,469
Spartech Corp. ..........................................................................         22,300               354,013
Wyman-Gordon Co.* .......................................................................          8,300               226,694
                                                                                                                   -----------
                                                                                                                     4,073,227
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                     14 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Machinery/Components/Controls 3.4%
Amcast Industrial Corp. .................................................................         30,400               737,200
Columbus McKinnon Corp. .................................................................         18,500               376,938
Commonwealth Industries Inc. ............................................................          5,000                95,625
DT Industries, Inc. .....................................................................          6,300               187,425
Gleason Corp. ...........................................................................         13,600               742,900
Mueller Industries, Inc.* ...............................................................          5,500               240,969
Sequa Corp. "A"* ........................................................................         13,600               697,000
Tennant Company .........................................................................         24,400               838,750
Zero Corporation ........................................................................         12,600               339,413
                                                                                                                   -----------
                                                                                                                     4,256,220
                                                                                                                   -----------
Office Equipment/Supplies 0.3%
General Binding Corp. ...................................................................         11,900               368,900
                                                                                                                   -----------
Wholesale Distributors 1.8%
Applied Industrial Technology, Inc. .....................................................         18,450               758,756
Hughes Supply, Inc. .....................................................................         24,250               621,406
Rexel, Inc.* ............................................................................         38,500               801,281
                                                                                                                   -----------
                                                                                                                     2,181,443
                                                                                                                   -----------
Technology 7.0%
Computer Software 0.4%
MTS Systems Corp. .......................................................................         16,200               518,400
                                                                                                                   -----------
Diverse Electronic Products 1.2%
Cubic Corp. .............................................................................         24,000               837,000
Esterline Technologies Corp.* ...........................................................         17,000               631,125
                                                                                                                   -----------
                                                                                                                     1,468,125
                                                                                                                   -----------
EDP Peripherals 0.1%
Black Box Corp. .........................................................................          4,700               170,963
                                                                                                                   -----------
Electronic Components/Distributors 2.9%
CTS Corp. ...............................................................................         12,600             1,020,600
MicroAge Inc.* ..........................................................................         27,600               750,375
Park Electrochemical Corp. ..............................................................         24,900               737,663
Photronics, Inc.* .......................................................................          2,400               141,600
Pioneer Standard Electronics, Inc. ......................................................         27,200               408,000
Rogers Corp.* ...........................................................................         15,600               590,850
                                                                                                                   -----------
                                                                                                                     3,649,088
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                     15 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Electronic Data Processing 0.1%
Sequent Computer Systems, Inc.* .........................................................          6,300               177,581
                                                                                                                   -----------
Military Electronics 1.2%
Tech-Sym Corp.* .........................................................................         27,000               896,063
Watkins-Johnson Co. .....................................................................         17,700               608,438
                                                                                                                   -----------
                                                                                                                     1,504,501
                                                                                                                   -----------
Precision Instruments 0.2%
Silicon Valley Group Inc. ...............................................................          9,000               303,750
Semiconductors 0.9%
Electroglas, Inc.* ......................................................................         17,200               550,400
Oak Technology, Inc. ....................................................................          2,200                23,925
Siliconix, Inc.* ........................................................................         14,500               558,250
                                                                                                                   -----------
                                                                                                                     1,132,575
                                                                                                                   -----------
Energy 3.6%
Oil & Gas Production 1.1%
Plains Resources, Inc.* .................................................................         38,400               700,800
Tesoro Petroleum Corp.* .................................................................         39,000               667,875
                                                                                                                   -----------
                                                                                                                     1,368,675
                                                                                                                   -----------
Oil Companies 0.6%
Giant Industries, Inc. ..................................................................         18,200               335,563
Holly Corp. .............................................................................         15,400               403,288
                                                                                                                   -----------
                                                                                                                       738,851
                                                                                                                   -----------
Oilfield Services/Equipment 1.9%
Cliffs Drilling Co.* ....................................................................         13,400               639,013
Getty Petroleum Corp. ...................................................................         19,400               109,125
Pride International Inc.* ...............................................................         23,500               752,000
RPC, Inc. ...............................................................................         40,400               873,650
                                                                                                                   -----------
                                                                                                                     2,373,788
                                                                                                                   -----------
Metals & Minerals 5.2%
Steel & Metals
Brush Wellman, Inc. .....................................................................         40,500             1,012,500
Carpenter Technology Corp. ..............................................................          1,100                49,294
Chaparral Steel Co. .....................................................................         36,400               550,550
Citation Corp.* .........................................................................         31,200               546,000
Cleveland-Cliffs, Inc. ..................................................................         22,200               925,463
Commercial Metals Co. ...................................................................         18,900               581,175

    The accompanying notes are an integral part of the financial statements.


                     16 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Lone Star Technologies* .................................................................         15,600               636,675
National Steel Corp. "B"* ...............................................................         35,800               673,488
Quanex Corp. ............................................................................         22,400               813,400
RMI Titanium Co.* .......................................................................         18,200               381,063
Shiloh Industries, Inc.* ................................................................         15,300               283,050
                                                                                                                   -----------
                                                                                                                     6,452,658
                                                                                                                   -----------
Construction 9.1%
Building Materials 5.3%
Ameron International Corp. ..............................................................         18,000             1,051,875
Butler Manufacturing Co. ................................................................         13,100               471,600
Florida Rock Industries, Inc. ...........................................................         17,100               844,313
Lone Star Industries, Inc. ..............................................................         12,600               669,375
Medusa Corp. ............................................................................          9,700               455,900
Puerto Rican Cement Co., Inc. ...........................................................         30,400             1,069,700
Southdown, Inc. .........................................................................         14,100               661,819
Texas Industries, Inc. ..................................................................         12,700               423,069
Triangle Pacific Corp.* .................................................................         15,200               478,800
Universal Forest Products, Inc. .........................................................         27,600               469,200
                                                                                                                   -----------
                                                                                                                     6,595,651
                                                                                                                   -----------
Building Products 0.7%
Zurn Industries, Inc. ...................................................................         28,300               840,156
                                                                                                                   -----------
Homebuilding 2.5%
Champion Enterprises, Inc.* .............................................................          9,200               158,700
D.R. Horton, Inc. .......................................................................         24,900               392,175
NVR Inc.* ...............................................................................         44,400               949,050
Skyline Corp. ...........................................................................         15,900               460,106
U.S. Home Corp.* ........................................................................         33,800             1,193,563
                                                                                                                   -----------
                                                                                                                     3,153,594
                                                                                                                   -----------
Miscellaneous 0.6%
Granite Construction, Inc. ..............................................................         36,500               766,500
                                                                                                                   -----------
Transportation 2.9%
Air Freight 0.6%
Circle International Group, Inc. ........................................................         29,600               743,700
                                                                                                                   -----------
Airlines 0.6%
Alaska Air Group Inc.* ..................................................................         26,700               732,581
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                     17 -- SCUDDER SMALL COMPANY VALUE FUND

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Marine Transportation 0.5%
Avondale Industries, Inc.* ..............................................................         24,500               560,438
                                                                                                                   -----------
Trucking 1.2%
Roadway Express, Inc. ...................................................................         22,800               524,400
USFreightways Corp. .....................................................................         22,500               675,000
Yellow Corp.* ...........................................................................          8,500               266,688
                                                                                                                   -----------
                                                                                                                     1,466,088
                                                                                                                   -----------
Utilities 6.8%
Electric Utilities 4.0%
Black Hills Corp. .......................................................................         21,800               607,675
Central Lousiana Electric Co. ...........................................................         24,700               648,375
Central Hudson Gas & Electric Co. .......................................................         19,000               634,125
Commonwealth Energy System Cos. .........................................................         41,500             1,021,938
El Paso Electric Co.* ...................................................................        149,400               933,750
Northwestern Public Service Co. .........................................................         46,400               896,100
SIGCORP, Inc. ...........................................................................          9,600               242,400
                                                                                                                   -----------
                                                                                                                     4,984,363
                                                                                                                   -----------
Natural Gas Distribution 2.6%
Energen Corp. ...........................................................................         30,100             1,085,481
Laclede Gas Co. .........................................................................         15,700               383,669
North Carolina Natural Gas Corp. ........................................................         15,700               491,606
Northwest Natural Gas Co. ...............................................................         26,500               662,500
Southern Union Co. ......................................................................         24,310               556,091
                                                                                                                   -----------
                                                                                                                     3,179,347
                                                                                                                   -----------
Water Supply 0.2%
Aquarion Co. ............................................................................         11,500               299,723
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $90,875,958)                                                                             119,053,857
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $96,133,958) (a)                                                        124,311,857
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $96,133,958. At August 31, 1997, net unrealized appreciation for all securities based on tax cost was $28,177,899. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $28,445,899 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $268,000.

    * Non-income producing security.

    The accompanying notes are an integral part of the financial statements.


                     18 -- SCUDDER SMALL COMPANY VALUE FUND

                                          Financial Statements

                                  Statement of Assets and Liabilities
                                         as of August 31, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $96,133,958) ..................    $ 124,311,857
                 Cash ..................................................................              187
                 Receivable on Fund shares sold ........................................          782,140
                 Dividends and interest receivable .....................................          127,818
                 Deferred organization expense .........................................           14,697
                 Other assets ..........................................................              791
                                                                                            ----------------
                 Total assets ..........................................................      125,237,490
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .....................................        1,611,176
                 Payable for Fund shares redeemed ......................................           37,101
                 Accrued management fee ................................................           82,323
                 Other payables and accrued expenses ...................................          108,068
                                                                                            ----------------
                 Total liabilities .....................................................        1,838,668
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 123,398,822
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income ...................................           19,194
                 Net unrealized appreciation (depreciation) on investments .............       28,177,899
                 Accumulated net realized gain .........................................        2,442,080
                 Paid-in capital .......................................................       92,759,649
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 123,398,822
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($123,398,822 / 6,303,515 outstanding shares of beneficial              ----------------
                    interest, $.01 par value, unlimited number of shares authorized) ...           $19.58
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                     19 -- SCUDDER SMALL COMPANY VALUE FUND

                                        Statement of Operations
                                       year ended August 31, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $1,662) ................       $     943,691
                 Interest ...........................................................             161,977
                                                                                            -----------------
                                                                                                1,105,668
                                                                                            -----------------
                 Expenses:
                 Management fee .....................................................             526,383
                 Services to shareholders ...........................................             346,695
                 Custodian and accounting fees ......................................             101,264
                 Trustees' fees and expenses ........................................              42,307
                 Registration fees ..................................................              14,649
                 Reports to shareholders ............................................              65,189
                 Auditing ...........................................................              19,608
                 Legal ..............................................................              13,143
                 Amortization of organization expense ...............................               4,749
                 Other ..............................................................               9,531
                                                                                            -----------------
                 Total expenses before reductions ...................................           1,143,518
                 Expense reductions .................................................             (89,398)
                                                                                            -----------------
                 Expenses, net ......................................................           1,054,120
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                             51,548
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments ..........................           2,467,254
                 Net unrealized appreciation (depreciation) during the period on
                    investments .....................................................          25,374,837
                ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    27,842,091
                ---------------------------------------------------------------------------------------------

                ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  27,893,639
                ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     20 -- SCUDDER SMALL COMPANY VALUE FUND

                                  Statements of Changes in Net Assets

                                                                                              For the Period
                                                                                              October 6, 1995
                                                                                 Year          (commencement
                                                                                Ended               of
                                                                              August 31,      operations) to
Increase (Decrease) in Net Assets                                                1997         August 31, 1996
-----------------------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income .....................................   $   51,548         $  153,303
               Net realized gain (loss) from investment transactions .....    2,467,254             (6,985)
               Net unrealized appreciation (depreciation) on
                  investment transactions during the period ..............   25,374,837          2,803,062
                                                                           -----------------  ----------------
               Net increase (decrease) in net assets resulting from
                  operations .............................................   27,893,639          2,949,380
                                                                           -----------------  ----------------
               Distributions to shareholders from net investment income ..     (127,322)           (61,519)
                                                                           -----------------  ----------------
               Distributions to shareholders from net realized gains .....      (18,189)                --
                                                                           -----------------  ----------------
               Fund share transactions:
               Proceeds from shares sold .................................   67,337,610         42,630,158
               Net asset value of shares issued to shareholders in
                  reinvestment of distributions ..........................      138,706             59,327

               Cost of shares redeemed ...................................  (13,069,182)        (4,422,357)
               Redemption fees ...........................................       56,374             30,997
                                                                           -----------------  ----------------
               Net increase (decrease) in net assets from Fund share
                  transactions ...........................................   54,463,508         38,298,125
                                                                           -----------------  ----------------
               Increase (decrease) in net assets .........................   82,211,636         41,185,986
               Net assets at beginning of period .........................   41,187,186              1,200
               Net assets at end of period (including undistributed
               net investment income of $19,194 and                        -----------------  ----------------
                  $93,313, respectively) ................................. $123,398,822        $41,187,186
                                                                           -----------------  ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period .................    3,034,156                100
                                                                           -----------------  ----------------
               Shares sold ...............................................    4,061,936          3,368,696
               Shares issued to shareholders in reinvestment of
                  distributions ..........................................        9,042              4,792
               Shares redeemed ...........................................     (801,619)          (339,432)
                                                                           -----------------  ----------------
               Net increase (decrease) in Fund shares ....................    3,269,359          3,034,056
                                                                           -----------------  ----------------
               Shares outstanding at end of period .......................    6,303,515          3,034,156
                                                                           -----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                     21 -- SCUDDER SMALL COMPANY VALUE FUND

                                          Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                        For the Period
                                                                                                       October 6, 1995
                                                                                                       (commencement of
                                                                                     Year Ended         operations) to
                                                                                     August 31,           August 31,
                                                                                        1997                 1996
--------------------------------------------------------------------------------------------------------------------------
                                                                                     -----------------------------------
Net asset value, beginning of period ..............................................   $13.57               $12.00
                                                                                     -----------------------------------
Income from investment operations: ................................................      .01                  .07
Net investment income
Net realized and unrealized gain on investment transactions .......................     6.03                 1.53
                                                                                     -----------------------------------
Total from investment operations ..................................................     6.04                 1.60
                                                                                     -----------------------------------
Less distributions:
From net investment income ........................................................     (.03)                (.05)
From net realized gains on investment transactions ................................     (.01)                  --
                                                                                     -----------------------------------
Total distributions ...............................................................     (.04)                (.05)
                                                                                     -----------------------------------
Redemption fees ...................................................................      .01                  .02
                                                                                     -----------------------------------
Net asset value, end of period ....................................................   $19.58               $13.57
                                                                                     -----------------------------------
--------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ..............................................................    44.67                13.54(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ............................................      123                   41
Ratio of operating expenses, net to average daily net assets (%) ..................     1.50                 1.50*
Ratio of operating expenses before expense reductions, to average daily net
   assets (%) .....................................................................     1.63                 2.61*
Ratio of net investment income to average daily net assets (%) ....................      .07                  .67*
Portfolio turnover rate (%) .......................................................    43.64                33.97*
Average commission rate paid ......................................................   $.0332               $.0364

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized


                     22 -- SCUDDER SMALL COMPANY VALUE FUND

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income tax was required.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions


                     23 -- SCUDDER SMALL COMPANY VALUE FUND
during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

                      B. Purchases and Sales of Securities

During the year ended August 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $80,668,714 and $30,128,716, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of its management fee until December 31, 1997 in order to maintain the annualized expenses of the Fund at not more than 1.50% of average daily net assets. For the year ended August 31, 1997, the Adviser imposed fees amounting to $436,985 and the portion not imposed amounted to $89,398 of which $82,323 was unpaid as of August 31, 1997.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended August 31, 1997, the amount charged by SSC aggregated $285,621 of which $31,498 was unpaid at August 31, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended August 31, 1997, the amount charged to the Fund by STC aggregated $20,160, of which $3,172 was unpaid at August 31, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the


                     24 -- SCUDDER SMALL COMPANY VALUE FUND

Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At August 31, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $6,566.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended August 31, 1997, the amount charged to the Fund by SFAC aggregated $57,935, of which $5,319 was unpaid at August 31, 1997.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended August 31, 1997, Trustees' fees and expenses aggregated $42,307.

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33.33% of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                     25 -- SCUDDER SMALL COMPANY VALUE FUND

                        Report of Independent Accountants

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Small Company Value Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Small Company Value Fund, including the investment portfolio, as of August 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the year then ended, and for the period October 6, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Small Company Value Fund as of August 31, 1997, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended and for the period October 6, 1995 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.

Boston, Massachusetts                            COOPERS & LYBRAND L.L.P.
October 2, 1997


                     26 -- SCUDDER SMALL COMPANY VALUE FUND

                                Tax Information

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $2,391,656 as capital gain dividends for its fiscal year ended August 31, 1997.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investors Relations Representative at 1-800-225-5163.


                     27 -- SCUDDER SMALL COMPANY VALUE FUND

Officers and Trustees

Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and Consultant

William T. Burgin*
Trustee

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; Private Equity Investor, Exeter Capital Management Corporation

Dr. Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and Assistant Secretary

Dr. Gordon Shillinglaw
Trustee; Professor Emeritus of Accounting, Columbia University Graduate School of Business

Robert W. Lear
Honorary Trustee; Executive-in-Residence, Visiting Professor, Columbia University Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman Emeritus and Director, Kirby Corporation

Edmund R. Swanberg*
Honorary Trustee

Peter Chin*
Vice President

James M. Eysenbach*
Vice President

Philip S. Fortuna*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

David S. Lee*
Trustee and Vice President

Roy C. McKay*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Richard W. Desmond*
Assistant Secretary



                      28 -SCUDDER SMALL COMPANY VALUE FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                      29 -SCUDDER SMALL COMPANY VALUE FUND

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                      30 -SCUDDER SMALL COMPANY VALUE FUND


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.




                      31 -SCUDDER SMALL COMPANY VALUE FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

[LOGO]
                         *Scudder, Stevens & Clark, Inc.